UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT No. 1

TO

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 4, 2022 (December 28, 2021)

Commission File Number: 0-29923

Orbital Energy Group, Inc.
(Exact Name of registrant as specified in Its Charter)

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1924 Aldine Western, Houston, Texas	77038
(Address of Principal Executive Offices)	(zip code)

(832) 467-1420

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OEG	Nasdaq Capital Market

Item 2.05 Costs Associated with Exit or Disposal Activities.
Item 2.06 Material Impairments.

This Amendment No. 1 to Form 8-K relates to a Current Report on Form 8-K originally filed on January 3, 2022 wherein we announced the commitment by our board to dispose of Orbital Gas Systems, Ltd. (“Orbital UK”) and Orbital Gas Systems, North America, Inc. (“OGSNA”). Orbital UK and OGSNA are collectively referred to as the “Orbital Gas Subsidiaries”.

On March 30, 2022 our Audit Committee approved the recognition of approximately a $9.2 million (U.S.) charge for impairment and disposal costs from discontinued operations associated with the disposition of Orbital UK. We are still actively soliciting interests for the sale of OGSNA.

As previously reported, our management does not believe that the impairment charges and disposal costs associated with this completed sale of Orbital UK or our disposition of OGSNA will have a material adverse effect on our future financial performance because of the anticipated cost savings and elimination of negative cash flow associated with the Orbital Gas Subsidiaries.

This Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “plans,” “goals,” “should” and similar expressions are intended to identify “forward-looking statements.” These statements reflect our management’s expectations or beliefs as of the date of this Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In particular, statements regarding the Company’s restructuring and cost-savings plans through the disposition of the Orbital Gas Subsidiaries constitute forward-looking statements. These forward-looking statements are subject to significant risks that could cause actual results to differ materially from the expectations reflected in the forward-looking statements. Such risks include, without limitation, that: we may be unable to achieve our anticipated results form the business restructuring initiatives; implementation of the cost-saving and business restructuring initiatives may take more time or cost more than expected; we may not close on the sale of Orbital UK; we may not be able to dispose of OGSNA in a timely fashion or on favorable terms; the anticipated cost-saving initiatives may not be achieved, or they may be materially less than anticipated; and the restructuring may result in disruption in delivery of services to our customers. More information concerning potential factors that could affect future financial results and the impairment and disposal costs associated with Orbital UK is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in subsequent filings with the U.S. Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.                  Description

104                           Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 4th day of April, 2022.

Orbital Energy Group, Inc.
(Registrant)

By:	/s/ William Clough
William Clough
Chief Legal Officer

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